UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported) August 27, 2021

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Digital Brands Group, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 31, 2021 (the “Original Report”), to provide the historical financial statements of Mosbest, LLC, dba Stateside, a California limited liability company (“MOSBEST”), the business acquired, and the unaudited pro forma financial statements required by Article XI of Regulation S-X. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited balance sheet of MOSBEST as of December 31, 2020, and the audited statements of operations, member’s equity and cash flows of MOSBEST for the year ended December 31, 2020 and the related notes to the financial statements and independent auditor’s report of Armanino LLP, are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The consent of Armanino LLP, the independent accounting firm of MOSBEST, is attached hereto as Exhibit 23.1.

The unaudited balance sheet of MOSBEST as of June 30, 2021 and the related unaudited statements of operations, member’s equity and cash flows for the six months ended June 30, 2021 and the related notes to the unaudited combined financial statements, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and MOSBEST as of and for the year ended December 31, 2020, and as of and for the six months ended June 30, 2021, and the related notes, giving effect to the Acquisition, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit
23.1	Consent of Armanino LLP, independent accounting firm of MOSBEST, LLC
99.2	Audited balance sheet of MOSBEST, LLC as of December 31, 2020, the audited statements of operations, member's equity and cash flows of MOSBEST for the year ended December 31, 2020, and the related notes to the financial statements and independent auditor's report, and the unaudited balance sheet of MOSBEST as of June 30, 2021 and the related unaudited statements of operations, member's equity and cash flows for the six months ended June 30, 2021, and the related notes to the financial statements.
99.3	Unaudited pro forma condensed combined financial information of Digital Brands Group, Inc. and MOSBEST, LLC as of and for the year ended December 31, 2020, and as of and for the six months ended June 30, 2021, and the related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: November 1, 2021

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer